Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of July 20, 2021, by and among Earthstone Energy, Inc., a Delaware corporation (“Parent”), SEG-TRD LLC, a Delaware limited liability company (“SEG I”), SEG-TRD II LLC, a Delaware limited liability company (“SEG II” and together with SEG I, “Sequel”), and the Persons identified on Schedule I hereto who become party to this Agreement from time to time upon the execution of a Joinder (as defined herein) in accordance with Section 2.10 of this Agreement (collectively, the “Sequel Stockholders”).
RECITALS
WHEREAS, Parent, Earthstone Energy Holdings, LLC, a Delaware limited liability company (“EEH”), and Sequel entered into a Purchase and Sale Agreement, dated as of March 31, 2021 (the “Purchase Agreement”), under which, among other things, EEH will acquire certain assets from Sequel;
WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Sequel will receive shares of Class A Common Stock of Parent, par value $0.001 per share (“Class A Common Stock”); and
WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Parent has agreed to grant to the Holders (as defined herein) certain rights with respect to the registration of the Registrable Securities (as defined herein) on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I.
DEFINITIONS
Section 1.01    Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreement, except that the terms set forth below are used herein as so defined:
“Agreement” has the meaning specified therefor in the introductory paragraph.
“Bold” has the meaning specified therefor in Section 2.02(e) of this Agreement.
“Bold Unitholders” has the meaning specified therefor in Section 2.02(e) of this Agreement.
“Business Day” means a day (other than a Saturday or Sunday) on which commercial banks in Texas are generally open for business.
“Class A Common Stock” has the meaning specified therefor in the recitals of this Agreement.
“Class A Common Stock Price” means, as of any date of determination, the volume weighted average closing price of Class A Common Stock (as reported by the New York Stock Exchange) for the ten trading days immediately preceding such date of determination.
“Class B Common Stock” means the Class B Common Stock of Parent, par value $0.001 per share.
“Effectiveness Deadline” has the meaning specified therefor in Section 2.01(a) of this Agreement.
“Effectiveness Period” has the meaning specified therefor in Section 2.01(b) of this Agreement.

“Equity Securities” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of the issuing Person, and (iii) any and all warrants, rights (including conversion and exchange rights) and options to purchase any security described in the clause (i) or (ii) above. Unless otherwise indicated, the term “Equity Securities” refers to Equity Securities of Parent.
“EEH” has the meaning specified therefor in the recitals of this Agreement.
“EEH A&R LLC Agreement” means that certain First Amended and Restated Limited Liability Company Agreement of EEH (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“EEH Units” means units representing limited liability company interests in EEH.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“Holder” means a holder of any Registrable Securities.
“Included Registrable Securities” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“Independence” means Independence Resources Holdings, LLC, a Delaware limited liability company.
“Independence Stockholder” has the meaning specified therefor in Section 2.02(e) of this Agreement.
“Investor Holder” means a Holder that is not a natural person.
“Joinder” has the meaning specified therefor in Section 2.10 of this Agreement.
“Launch Date” has the meaning specified therefor in Section 2.02(b) of this Agreement.
“Losses” has the meaning specified therefor in Section 2.08(a) of this Agreement.
“Managing Underwriter(s)” means, with respect to any Underwritten Offering or Overnight Underwritten Offering, the book running lead manager or managers of such Underwritten Offering or Overnight Underwritten Offering.
“Maximum Number of Securities” has the meaning specified in Section 2.02(c).
“Member Distribution” has the meaning specified therefor in Section 2.01(b) of this Agreement.
“Offering Holders” has the meaning specified therefor in Section 2.03(a) of this Agreement.
“Opt-Out Notice” shall have the meaning provided in Section 2.02(a) of this Agreement.
“Overnight Underwritten Offering” has the meaning specified therefor in Section 2.02(b) of this Agreement.
“Parent” has the meaning specified therefor in the introductory paragraph.
“Parity Holders” has the meaning specified therefor in Section 2.02(c) of this Agreement.
“Person” shall mean an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity.
“Piggyback Notice” has the meaning specified therefor in Section 2.02(a) of this Agreement.

“Piggyback Offering” has the meaning specified therefor in Section 2.02(a) of this Agreement.
“Purchase Agreement” has the meaning specified therefor in the recitals of this Agreement.
“Registrable Securities” means (i) any Class A Common Stock received by Sequel in connection with the transactions contemplated by the Purchase Agreement and (ii) any common Equity Securities of Parent or of any Subsidiary of Parent issued or issuable with respect to the securities referred to in clause (i) above by way of dividend, distribution, split or combination of securities, or any recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person shall be deemed to be a Holder, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder; provided, however, a holder of Registrable Securities may only request that Registrable Securities in the form of Equity Securities of Parent that are registered or to be registered as a class under Section 12 of the Exchange Act be registered pursuant to this Agreement.
“Registration Expenses” has the meaning specified therefor in Section 2.07(a) of this Agreement.
“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“SEG I” has the meaning specified therefor in the introductory paragraph.
“SEG II” has the meaning specified therefor in the introductory paragraph.
“Selling Expenses” has the meaning specified therefor in Section 2.07(a) of this Agreement.
“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.
“Selling Holder Indemnified Person” has the meaning specified therefor in Section 2.08(a) of this Agreement.
“Selling Holder Underwriter Registration Statement” has the meaning specified therefor in Section 2.04(n) of this Agreement.
“Sequel” has the meaning specified therefor in the introductory paragraph.
“Sequel Stockholders” has the meaning specified therefor in the introductory paragraph.
“Shelf Registration Statement” has the meaning specified therefor in Section 2.01(a) of this Agreement.
“Subsidiary” means, with respect to Parent, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of Equity Securities of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of directors is at the time owned or controlled, directly or indirectly, by Parent, or (ii) if a limited liability company, partnership, association or other business entity, either (x) a majority of the Equity Securities of such Person entitled (without regard to the occurrence of any contingency) to vote in the election of managers, general partners or other oversight board vested with the authority to direct management of such Person is at the time owned or controlled, directly or indirectly, by Parent or (y) Parent or one of its Subsidiaries is the sole manager or general partner of such Person.
“Termination Date” has the meaning specified therefor in Section 3.18 of this Agreement.

“Tracker” means Tracker Resource Development, LLC, a Delaware limited liability company.
“Tracker Stockholders” has the meaning specified therefor in Section 2.02(e) of this Agreement.
“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which shares of Class A Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.
“Underwritten Offering Filing” has the meaning specified therefor in Section 2.02(a) of this Agreement.
Section 1.02    Registrable Securities. Any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security is effective and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any successor rule or regulation to Rule 144 then in force) under the Securities Act; (c) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Parent and subsequent public distribution of such securities shall not require registration under the Securities Act or (d) such Registrable Security is held by Parent or one of its Subsidiaries.
ARTICLE II.
REGISTRATION RIGHTS
Section 2.01    Shelf Registration.
(a)    Shelf Registration. Parent shall (i) prepare and file, as soon as reasonably practicable after the date hereof but in no event later than the date that is 30 days after the date hereof, a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time, including as permitted by Rule 415 under the Securities Act (or any similar provision then in force) with respect to all of the Registrable Securities (the “Shelf Registration Statement”) and (ii) cause the Shelf Registration Statement to become effective as soon as reasonably practicable thereafter but in no event later than 90 days after the date hereof (or the 120th calendar day after the date hereof if such Shelf Registration Statement is subject to a full review by the SEC) (the “Effectiveness Deadline”).
(b)    The Shelf Registration Statement filed pursuant to Section 2.01(a) shall be on Form S-3 of the SEC if Parent is eligible to use Form S-3 or Form S-1 of the SEC if Parent is not eligible to use Form S-3; provided, however, that if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering or Overnight Underwritten Offering from the Shelf Registration Statement and the Managing Underwriter(s) at any time shall notify the Holders in writing that, in the reasonable judgment of such Managing Underwriter(s), inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering or Overnight Underwritten Offering of such Registrable Securities, Parent shall use its reasonable best efforts to include such information in such a prospectus supplement. Subject to Section 2.01(c), Parent will cause the Shelf Registration Statement pursuant to this Section 2.01(b) to be continuously effective under the Securities Act from and after the date it is first declared or becomes effective until the earlier of (i) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in the Shelf Registration Statement or there are no longer any Registrable Securities outstanding and (ii) the Termination Date (the “Effectiveness Period”). The Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) shall comply as to form with all applicable requirements of the Securities Act and the Exchange Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As soon as practicable following the date of effectiveness of such Shelf Registration Statement, but in any event within three Business Days of such date, Parent will use its reasonable best efforts to notify the Selling Holders of the effectiveness of such Shelf Registration Statement.
Notwithstanding anything contained herein to the contrary, Parent hereby agrees that (i) the Shelf Registration Statement filed pursuant to this Section 2.01(b) shall contain all language (including on the prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by any Investor Holder to allow for a distribution to, and resale by, the direct and indirect members, stockholders or partners of such Investor Holder (each, a “Member Distribution”) and (ii) Parent shall, at the reasonable request of such Investor Holder if seeking to effect a Member Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial Registration Statement, or revise such language if deemed reasonably necessary by such Investor Holder to effect any such Member Distribution.
(c)    Delay Rights. Notwithstanding anything to the contrary contained herein, Parent may, upon written notice to (x) all Holders, delay the filing of the Shelf Registration Statement or (y) any Selling Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement but such Selling Holder may settle any contracted sales of Registrable Securities) if Parent (i) is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Board of Directors of Parent determines in good faith that its ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (ii) has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Board of Directors of Parent would materially adversely affect Parent; provided, however, in no event shall (A) such filing of the Shelf Registration Statement be delayed under clauses (i) or (ii) of this Section 2.01(c) for a period that exceeds 90 days or (B) such Selling Holders be suspended under clauses (i) or (ii) of this Section 2.01(c) from selling Registrable Securities pursuant to the Shelf Registration Statement for a period that exceeds an aggregate of 30 days in any 90-day period or 90 days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, Parent shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement. Parent will only exercise its suspension rights under this Section 2.01(c) if it exercises similar suspension rights with respect to any Parity Holders. If Parent exercises its suspension rights under this Section 2.01(c), then during such suspension period Parent shall not engage in any transaction involving the offer, issuance, sale or purchase of Equity Securities (whether for the benefit of Parent or a third Person), except transactions involving (I) the issuance or purchase of Equity Securities as contemplated by the Parent’s employee benefit plans or employee or director arrangements, (II) the issuance of Equity Securities to a seller as consideration for, or to a third party in order to finance or partially finance, the transaction specified under clause (i) of this Section 2.01(c) that was the basis for which the suspension rights under this Section 2.01(c) were exercised or (III) the issuance of Equity Securities to a member of EEH in connection with the redemption of Class B Common Stock and EEH Units pursuant to the EEH A&R LLC Agreement.
Section 2.02    Piggyback Rights.
(a)    Participation. Except as provided in Section 2.02(b), if at any time during the Effectiveness Period, Parent proposes to file (i) a shelf registration statement other than the Shelf Registration Statement (in which event Parent covenants and agrees to include thereon a description of the transaction under which the Holders acquired the Registrable Securities), (ii) a prospectus supplement to an effective shelf registration statement, other than the Shelf Registration Statement contemplated by Section 2.01(a) of this Agreement, and Holders could be included without the filing of a post-effective amendment thereto (other than a post-effective amendment that is immediately effective), or (iii) a registration statement, other than a shelf registration statement, in the case of each of clause (i), (ii) or (iii), for the sale of Class A Common Stock in an Underwritten Offering or Overnight Underwritten Offering for its own account and/or the account of another Person, then as soon as practicable but not less than ten Business Days (or one Business Day in the case of an Overnight Underwritten Offering) prior to the filing of (A) any preliminary prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act, (B) the prospectus supplement relating to such Underwritten Offering pursuant to Rule 424(b) under the Securities Act (if no preliminary prospectus supplement is used) or (C) such registration statement (other than a Shelf Registration Statement), as the case may be (an “Underwritten Offering Filing”), then Parent shall give notice (including, but not limited to, notification by electronic mail) of such proposed Underwritten Offering (a “Piggyback Offering”) to the Holders and such notice shall offer the Holders the opportunity to include in such Underwritten Offering such number of shares of Class A Common Stock (the “Included Registrable Securities”) as each such Holder may request in writing; provided, however, that if Parent has been advised by the Managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Selling Holders will have a material adverse effect on the price, timing or distribution of the Class A Common Stock in the Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Selling Holders shall be determined based on the provisions of Section 2.02(c) of this Agreement. The notice required to be provided in this Section 2.02(a) to each Holder (the “Piggyback Notice”) shall be provided on a Business Day pursuant to Section 3.01 hereof. Each Holder shall then have five

Business Days (or one Business Day in the case of an Overnight Underwritten Offering) after the date on which the Holders received the Piggyback Notice to request inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Board of Directors of Parent shall determine for any reason not to undertake or to delay such Underwritten Offering, Parent may, at its election, give written notice of such determination to the Selling Holders and (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such offering by giving written notice to Parent of such withdrawal up to and including the time of pricing of such offering. Notwithstanding the foregoing, any Holder may deliver written notice (an “Opt-Out Notice”) to Parent requesting that such Holder not receive notice from Parent of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Holder, Parent shall not deliver any notice to such Holder pursuant to this Section 2.02(a), unless such Opt-Out Notice is revoked by such Holder.
Notwithstanding anything contained herein to the contrary, Parent hereby agrees that (i) any shelf registration statement which includes Registrable Securities pursuant to this Section 2.02(a) shall contain all language (including on the prospectus cover sheet, the principal stockholders’ table and the plan of distribution) as may be reasonably requested by such Holder to allow for a Member Distribution and (ii) Parent shall, at the reasonable request of the Holder seeking to effect a Member Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action reasonably necessary to include such language, if such language was not included in the initial registration statement, or revise such language if deemed reasonably necessary by such Holder to effect such Member Distribution.
(b)    Overnight Underwritten Offering Piggyback Rights. If, at any time during any Effectiveness Period, Parent proposes to file an Underwritten Offering Filing and such Underwritten Offering is expected to be launched (the “Launch Date”) after the close of trading on one trading day and priced before the open of trading on the next succeeding trading day (such execution format, an “Overnight Underwritten Offering”), then no later than one Business Day after Parent engages one or more Managing Underwriter(s) for the proposed Overnight Underwritten Offering, Parent shall notify (including, but not limited to, notice by electronic mail) the Holders of the pendency of the Overnight Underwritten Offering and such notice shall offer the Holders the opportunity to include in such Overnight Underwritten Offering such number of Registrable Securities as each such Holder may request in writing within two Business Days after such Holder receives such notice. Notwithstanding the foregoing, if Parent has been advised by the Managing Underwriter(s) that the inclusion of Registrable Securities in the Overnight Underwritten Offering for the accounts of the Selling Holders is likely to have a material adverse effect on the price, timing or distribution of the Class A Common Stock being offered in such Overnight Underwritten Offering, then the amount of Registrable Securities to be included in the Overnight Underwritten Offering for the accounts of Selling Holders shall be determined based on the provisions of Section 2.02(c) of this Agreement. If, at any time after giving written notice of its intention to execute an Overnight Underwritten Offering and prior to the closing of such Overnight Underwritten Offering, Parent determines for any reason not to undertake or to delay such Overnight Underwritten Offering, Parent shall give written notice of such determination to the Selling Holders and, (i) in the case of a determination not to undertake such Overnight Underwritten Offering, shall be relieved of its obligation to sell any Registrable Securities held by the Selling Holders in connection with such abandoned or delayed Overnight Underwritten Offering, and (ii) in the case of a determination to delay such Overnight Underwritten Offering, shall be permitted to delay offering any Registrable Securities held by the Selling Holders for the same period as the delay of the Overnight Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Overnight Underwritten Offering by giving written notice to Parent of such withdrawal at least one Business Day prior to the expected Launch Date. Notwithstanding the foregoing, any Holder may deliver an Opt-Out Notice to Parent requesting that such Holder not receive notice from Parent of any proposed Overnight Underwritten Offering and, following receipt of such an Opt-Out Notice from a Holder, Parent shall not deliver any notice to such Holder pursuant to this Section 2.02(b), unless such Opt-Out Notice is revoked by such Holder.
(c)    Priority of Rights. In connection with an Underwritten Offering and Overnight Underwritten Offering contemplated by Section 2.02(a) and Section 2.02(b), respectively, if the Managing Underwriter(s) of any such Underwritten

Offering or Overnight Underwritten Offering, as the case may be, advises Parent that the total amount of Class A Common Stock that the Selling Holders and any other Persons intend to include in such Underwritten Offering or Overnight Underwritten Offering exceeds the number that can be sold in such Underwritten Offering or Overnight Underwritten Offering without being likely to have a material adverse effect on the price, timing or distribution of the Class A Common Stock offered in such Underwritten Offering or Overnight Underwritten Offering, as the case may be, or the market for the Class A Common Stock, then the Class A Common Stock to be included in such Underwritten Offering or Overnight Underwritten Offering shall include the number of shares of Class A Common Stock that such Managing Underwriter(s) advise Parent can be sold without having such adverse effect (such maximum number of shares of Class A Common Stock, the “Maximum Number of Securities”), with such number to be allocated (i) first, to Parent, (ii) second, pro rata among all Selling Holders and holders of any other securities of Parent having rights of registration on parity with the Registrable Securities (“Parity Holders”) who have requested participation in such Underwritten Offering or Overnight Underwritten Offering. The pro rata allocations for each such Selling Holder or Parity Holder shall be (A) based on the percentage derived by dividing (1) the number of shares of Class A Common Stock (or other securities) that such Selling Holder or such Parity Holder has requested be included in such Underwritten Offering or Overnight Underwritten Offering by (2) the aggregate number of shares of Class A Common Stock (or other securities) that all Selling Holders and all Parity Holders have requested be included in such Underwritten Offering or Overnight Underwritten Offering or (B) as otherwise agreed by such Selling Holder or Parity Holder, as applicable.
(d)    Notwithstanding anything in this Section 2.02 to the contrary, no Holder shall have any right to include any Class A Common Stock in any offering by Parent of Class A Common Stock executed pursuant to any “at the market” program that Parent may have in effect from time to time on or after the date of this Agreement.
(e)    The Parent, Sequel and the Sequel Stockholders hereby agree that the rights of (i) Bold Energy Holdings, LLC (“Bold”) and its permitted assigns to register shares of Class A Common Stock under that certain Registration Rights Agreement, dated May 9, 2017, by and among the Parent, Bold and the Persons identified on Schedule I attached thereto (the “Bold Unitholders”); (ii) Independence and its permitted assigns to register shares of Class A Common Stock under that certain Registration Rights Agreement, dated January 7, 2021, by and among Parent, Independence and the Persons identified on Schedule I attached thereto (the “Independence Stockholders”); and (iii) Tracker and its permitted assigns to register shares of Class A Common Stock under that certain Registration Rights Agreement, dated July 20, 2021, by and among Parent, Tracker and the Persons identified on Schedule I attached thereto (the “Tracker Stockholders”) shall rank pari passu with the rights of Sequel and the Sequel Stockholders to register shares of Class A Common Stock under this Agreement. For purposes of clarity and the avoidance of doubt, the Parent, Sequel and the Sequel Stockholders expressly agree that Bold, the Bold Unitholders, Independence, the Independence Stockholders, Tracker and the Tracker Stockholders shall be Parity Holders for purposes of this Section 2.02.
Section 2.03    Underwritten Offering.
(a)    In the event that one or more Selling Holders holding at least $10 million (subject to adjustment pursuant to Section 3.04) of Registrable Securities (the “Offering Holders”) notify Parent in writing of their election to dispose of Registrable Securities under the Shelf Registration Statement pursuant to an Underwritten Offering or Overnight Underwritten Offering, (i) Parent shall give notice (including, but not limited to, notification by electronic mail, with such notice given no later than one Business Day after the engagement by Parent of the Managing Underwriter(s) in the case of a proposed Overnight Underwritten Offering) of such proposed Underwritten Offering or Overnight Underwritten Offering to the other Holders on a Business Day and such notice shall offer such Holders the opportunity to include in such Underwritten Offering or Overnight Underwritten Offering such number of Registrable Securities as each such Holder may request in writing (within five Business Days in the case of an Underwritten Offering that is not an Overnight Underwritten Offering and within two Business Days after the Holder receives such notice in the case of an Overnight Underwritten Offering) and (ii) Parent will retain Underwriters (which Underwriters shall be reasonably acceptable to the Offering Holders holding a majority of the Registrable Securities to be disposed of pursuant to such Underwritten Offering or Overnight Underwritten Offering) subject to such sale through an Underwritten Offering or Overnight Underwritten Offering, including entering into an underwriting agreement in customary form with the Managing Underwriter(s), which underwriting agreement shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.08, and will take all reasonable actions as are requested by the Managing Underwriter(s) in order to expedite or facilitate the registration and disposition of the Registrable Securities; provided, however, that Parent shall not be required to effect more than one Underwritten Offering or Overnight Underwritten Offering pursuant to this Section 2.03 in any 365-day period. Parent management shall participate in a roadshow or similar marketing effort on behalf of any such Holder or Holders if gross proceeds from such Underwritten Offering or Overnight Underwritten Offering are reasonably expected to exceed $20 million. No Selling Holder may participate in such Underwritten Offering or Overnight Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably and customarily required under the terms of such underwriting agreement. No Selling Holder shall be required to make any representations or warranties to or agreements with Parent or the underwriters other than representations, warranties or agreements regarding such Selling Holder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representations required by law. If any Selling Holder disapproves of the terms of an Underwritten Offering or Overnight Underwritten Offering contemplated by this Section 2.03(a), such Selling Holder may elect to withdraw therefrom by notice to Parent and the Managing Underwriter(s); provided, however, that such notice of withdrawal must be made at a time up to and including the time of pricing of such offering in order to be effective. No such withdrawal or abandonment shall affect Parent’s obligation to pay Registration Expenses.
(b)    In connection with an Underwritten Offering and Overnight Underwritten Offering contemplated by Section 2.03(a), respectively, if the Managing Underwriter(s) of any such Underwritten Offering or Overnight Underwritten Offering, as the case may be, advises the Selling Holders that the total amount of Registrable Securities that the Selling Holders intend to include in such Underwritten Offering or Overnight Underwritten Offering exceeds the Maximum Number of Securities, then the Registrable Securities to be included in such Underwritten Offering or Overnight Underwritten Offering shall include the Maximum Number of Securities, with such number to be allocated pro rata among all Selling Holders and all Parity Holders who have requested participation in such Underwritten Offering or Overnight Underwritten Offering. The pro rata allocations for each such Selling Holder or Parity Holder shall be (A) based on the percentage derived by dividing (1) the number of shares of Class A Common Stock (or other securities) that such Selling Holder or such Parity Holder has requested be included in such Underwritten Offering or Overnight Underwritten Offering by (2) the aggregate number of shares of Class A Common Stock (or other securities) that all Selling Holders and all Parity Holders have requested be included in such Underwritten Offering or Overnight Underwritten Offering or (B) as otherwise agreed by such Selling Holder or Parity Holder, as applicable.
Section 2.04    Registration Procedures. In connection with its obligations under this Article II, Parent or the applicable Selling Holder, as the case may be, will, as expeditiously as possible:
(a)    prepare and file with the SEC such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to cause the Shelf Registration Statement to be effective and to keep the Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement;
(b)    furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including furnishing or making available exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Shelf Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Shelf Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by the Shelf Registration Statement or such other registration statement;
(c)    if applicable, use its reasonable best efforts to register or qualify the Registrable Securities covered by the Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering or Overnight Underwritten Offering, the Managing Underwriter(s) shall reasonably request, provided that Parent will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d)    promptly notify each Selling Holder and each underwriter of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of the Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Shelf Registration Statement or any other registration statement contemplated by this Agreement, when the same has become effective; and (ii) any written comments from the SEC with respect to any filing referred to in clause (i) and any written request by the SEC for amendments or supplements to the Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement thereto;
(e)    immediately notify each Selling Holder and each underwriter of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances then existing; (ii) the issuance or threat of issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by Parent of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, Parent agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances then existing, and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
(f)    furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;
(g)    in the case of an Underwritten Offering or Overnight Underwritten Offering, furnish upon request and addressed to the underwriters and to the Selling Holders, (i) an opinion of counsel for Parent, dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto, and a letter of like kind dated the date of the closing under the underwriting agreement, and (ii) a “comfort letter,” dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants (and, if applicable, independent reserve engineers) who have certified Parent’s financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the “comfort letter” shall be in customary form and cover substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ (and, if applicable, independent reserve engineers’) letters delivered to the underwriters in Underwritten Offerings or Overnight Underwritten Offerings of securities, and such other matters as such underwriters or Selling Holders may reasonably request;
(h)    otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
(i)    make available to the appropriate representatives of the Managing Underwriter(s) and Selling Holders access to such information and Parent personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided that Parent need not disclose any information to any such representative unless and until such representative has entered into a customary confidentiality agreement with Parent;

(j)    cause all Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by Parent are then listed or quoted;
(k)    use its reasonable best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Parent to enable the Selling Holders to consummate the disposition of such Registrable Securities;
(l)    provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;
(m)    enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities;
(n)    if reasonably required by Parent’s transfer agent, Parent shall promptly deliver any customary authorizations, certificates and directions required by the transfer agent (and use commercially reasonable efforts to promptly deliver any other such authorizations, certificates and directions reasonably required by the transfer agent) which authorize and direct the transfer agent to transfer such Registrable Securities without legend, in accordance with applicable law, upon sale by the Holder of such Registrable Securities under the Registration Statement;
(o)    if any Selling Holder could reasonably be deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act, in connection with the registration statement in respect of any registration of Registrable Securities of such Selling Holder pursuant to this Agreement, and any amendment or supplement thereof (any such registration statement or amendment or supplement, a “Selling Holder Underwriter Registration Statement”), then, until the Effectiveness Period ends, (i) cooperate with such Selling Holder in allowing such Selling Holder to conduct customary “underwriter’s due diligence” with respect to Parent and satisfy its obligations in respect thereof; (ii) until the Effectiveness Period ends, at any Selling Holder request, furnish to such Selling Holder, on the date of the effectiveness of any Selling Holder Underwriter Registration Statement and thereafter no more often than on a quarterly basis, (A) a letter, dated such date, from Parent’s independent certified public accountants (and, if applicable, independent reserve engineers) in form and substance as is customarily given by independent certified public accountants (and, if applicable, independent reserve engineers) to underwriters in an underwritten public offering, addressed to such Selling Holder, (B) an opinion, dated as of such date, of counsel representing Parent for purposes of such Selling Holder Underwriter Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” opinion for such offering, addressed to such Selling Holder and (C) a standard officer’s certificate from the Chief Executive Officer and Chief Financial Officer of Parent addressed to such Selling Holder; and (iii) permit legal counsel of such Selling Holder to review and comment upon any Selling Holder Underwriter Registration Statement at least five Business Days prior to its filing with the SEC and all amendments and supplements to any such Selling Holder Underwriter Registration Statement within a reasonable number of days prior to their filing with the SEC and not file any Selling Holder Underwriter Registration Statement or amendment or supplement thereto in a form to which such Selling Holder’s legal counsel reasonably objects;
(p)    each Selling Holder, upon receipt of notice from Parent of the happening of any event of the kind described in subsection (d) of this Section 2.04, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 2.04 or until it is advised in writing by Parent that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by Parent, such Selling Holder will, or will request the Managing Underwriter(s), if any, to deliver to Parent (at Parent’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; and
(q)    if requested by a Selling Holder, (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement.
Notwithstanding anything to the contrary in this Section 2.04, Parent will not name a Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act) in any Registration Statement or Selling Holder Underwriter Registration Statement, as applicable, without such Holder’s consent. If the Parent determines, upon advice of counsel, that Parent is required to name any Holder as an underwriter (as defined in Section 2(a)(11) of the Securities Act), and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the applicable Registration Statement and Parent shall have no further obligations hereunder with respect to Registrable Securities held by such Holder with respect to such Registration Statement or Selling Holder Registration Statement unless such Holder has not had an opportunity to conduct customary underwriter’s due diligence as set forth in Section 2.04(o) with respect to Parent at the time such Holder’s consent is sought.
Section 2.05    Cooperation by Holders. Parent shall have no obligation to include in the Shelf Registration Statement Class A Common Stock of a Holder who has failed to timely furnish such information which, in the reasonable opinion of counsel to Parent, is reasonably required to be furnished or confirmed in order for the registration statement or prospectus supplement thereto, as applicable, to comply with the Securities Act.
Section 2.06    Restrictions on Public Sale by Holders of Registrable Securities. Each Holder of Registrable Securities who is included in the Shelf Registration Statement agrees not to effect any public sale or distribution of the Registrable Securities for a period of up to 60 days following completion of an Underwritten Offering or Overnight Underwritten Offering of Equity Securities by Parent, provided that (i) Parent gives written notice to such Holder of the date of the commencement and termination of such period with respect to any such Underwritten Offering or Overnight Underwritten Offering and (ii) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters of such public sale or distribution on Parent or on the officers or directors or any other affiliate of Parent or unitholder of EEH on whom a restriction is imposed; provided further, that this Section 2.06 shall not apply to a Holder that holds less than $10 million of Registrable Securities, which value shall be determined by multiplying the number of Registrable Securities owned by the Class A Common Stock Price.
Section 2.07    Expenses.
(a)    Certain Definitions. “Registration Expenses” means all expenses incident to Parent’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Shelf Registration Statement, an Underwritten Offering or Overnight Underwritten Offering covered under this Agreement, and/or the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, all word processing, duplicating and printing expenses, and the fees and disbursements of counsel and independent public accountants for Parent, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance; provided, however, that “Registration Expenses” shall not include any Selling Expenses. “Selling Expenses” means all (i) transfer taxes allocable to the sale of the Registrable Securities; (ii) fees and expenses of counsel engaged by the Holders; and (iii) commissions and discounts of brokers, dealers and underwriters.
(b)    Expenses. Parent will pay all Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering or Overnight Underwritten Offering, whether or not any sale is made pursuant to the Shelf Registration Statement. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of Registrable Securities hereunder.
Section 2.08    Indemnification.
(a)    By Parent. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Parent will indemnify and hold harmless each Selling Holder thereunder, its affiliates that own Registrable Securities and their respective directors and officers and each underwriter pursuant to the applicable underwriting agreement with such underwriter and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act and its directors and officers (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’, accountants’ and experts’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (which, for the avoidance of doubt, includes documents incorporated by reference in) the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading or arise out of or are based upon a Selling Holder being deemed to be an “underwriter,” as defined in Section 2(a)(11) of the Securities Act, in connection with the registration statement in respect of any registration of Parent’s securities, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that Parent will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the Shelf Registration Statement or such other registration statement or any prospectus contained therein or any amendment or supplement thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer or controlling Person, and shall survive the transfer of such securities by such Selling Holder.
(b)    By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless Parent, its directors and officers, and each Person, if any, who controls Parent within the meaning of the Securities Act or of the Exchange Act against any Losses to the same extent as the foregoing indemnity from Parent to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or any prospectus contained therein or any amendment or supplement thereof relating to the Registrable Securities; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.
(c)    Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but such indemnified party’s failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Section 2.08. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.08 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of one such separate counsel (firm) and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.
(d)    Contribution. If the indemnification provided for in this Section 2.08 is held by a court or government agency of competent jurisdiction to be unavailable to Parent or any Selling Holder or is insufficient to hold it harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses as between Parent, on the one hand, and such Selling Holder, on the other hand, in such proportion as is appropriate to reflect the relative fault of Parent, on the one hand, and of such Selling Holder, on the other, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of Parent, on the one hand, and each Selling Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
(e)    Other Indemnification. The provisions of this Section 2.08 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.
Section 2.09    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, Parent agrees to use its reasonable best efforts to:
(a)    make and keep public information regarding Parent available, as those terms are understood and defined in Rule 144 (or any successor rule or regulation to Rule 144 then in force) of the Securities Act, at all times from and after the date of this Agreement;
(b)    file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Act and the Exchange Act at all times from and after the date of this Agreement;
(c)    so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of Parent, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration; and
(d)    take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 (or any successor rule or regulation to Rule 144 then in force) under the Securities Act.
Section 2.10    Transfer or Assignment of Registration Rights. The rights to cause Parent to include Registrable Securities in a Shelf Registration Statement may be transferred or assigned by any Holder to one or more transferee(s) or assignee(s) of such Registrable Securities; provided that (a) Parent is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, (b) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Holder under this Agreement by executing a Joinder in the form attached hereto as Exhibit A (the “Joinder”), and (c) unless any such transferee or assignee is (i) a Sequel Stockholder or (ii) an affiliate of such Holder or any other Sequel Stockholder and after such transfer or assignment continues to be an affiliate of such Holder or any other Sequel Stockholder, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $10 million of Registrable Securities (determined by multiplying the number of Registrable Securities owned by the Class A Common Stock Price).

Section 2.11    Information by Holder. Any Holder or Holders of Registrable Securities included in any registration statement shall promptly furnish to Parent such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as Parent may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to herein.
Section 2.12    Limitation on Subsequent Registration Rights. From and after the date of this Agreement, Parent shall not, without the prior written consent of the Holders, enter into any agreement with any current or future holder of any securities of Parent that would allow such current or future holder to require Parent to include securities in any Piggyback Offering by Parent for its own account on a basis that is superior in any material respect to the Piggyback Offering rights granted to the Holders pursuant to Section 2.02 of this Agreement.
ARTICLE III.
MISCELLANEOUS
Section 3.01    Communications. All notices and other communications provided for hereunder shall be in writing and shall be given by hand delivery, electronic mail, registered or certified mail, return receipt requested, regular mail, facsimile or air courier guaranteeing overnight delivery to the following addresses:
if to Parent to:

Earthstone Energy, Inc.
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
Attention: Robert J. Anderson, President and Chief Executive Officer
Facsimile: (832) 823-0478
e-mail: robert@earthstoneenergy.com
with a copy to:
Jones & Keller, P.C.
1675 Broadway, 26th Floor
Denver, Colorado 80202
Attention: Reid A. Godbolt
Adam J. Fogoros
Facsimile: (303) 573-8133
e-mail: rgodbolt@joneskeller.com
adamf@joneskeller.com
if to Sequel to:
SEG-TRD LLC
c/o Sequel Energy Group LLC
8101 E. Prentice Avenue, Suite 1175
Greenwood Village, Colorado 80111
Attention: David J. Kornder
e-mail: dkornder@sequelenergy.com
with copies (which shall not constitute notice) to:
Welborn Sullivan Meck & Tooley, P.C.
1401 Lawrence, Suite 1800
Denver, Colorado 80202
Attention: Amy E. Seneshen
e-mail: aseneshen@wsmtlaw.com

or, if to (x) a Sequel Stockholder, to the address for such Sequel Stockholder provided to Parent in accordance with this Section 3.01, and (y) a transferee of a Holder, to the transferee at the addresses provided pursuant to Section 2.10 above. All notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) when notice is sent to the sender that the recipient has read the message, if sent by electronic mail; (iii) upon actual receipt if sent by registered or certified mail, return receipt requested, or regular mail, if mailed; (iv) upon actual receipt if received during recipient’s normal business hours, or at the beginning of the recipient’s next Business Day if not received during recipient’s normal business hours, if sent by facsimile and confirmed by appropriate answer-back; and (v) upon actual receipt when delivered to an air courier guaranteeing overnight deliver.
Section 3.02    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.
Section 3.03    Assignment of Rights. All or any portion of the rights and obligations of the Holders under this Agreement may be transferred or assigned by the Holders only in accordance with Section 2.10 of this Agreement. Parent may not transfer or assign any portion of its rights and obligations under this Agreement without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities.
Section 3.04    Recapitalization, Exchanges, etc. Affecting the Class A Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of Parent or any successor or assign of Parent (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.
Section 3.05    Change of Control. Parent shall not merge, consolidate or combine with any other Person unless the agreement providing for such merger, consolidation or combination expressly provides for the continuation of the registration rights specified in this Agreement with respect to the Registrable Securities or other Equity Securities issued pursuant to such merger, consolidation or combination.
Section 3.06    Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.
Section 3.07    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature or other electronic means and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 3.08    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.09    Governing Law. This Agreement is governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to any conflicts of law principles that would result in the application of any Law other than the Law of the State of Delaware.
Section 3.10    Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder shall be brought and determined exclusively in the Court of Chancery of the State of Delaware or, if such Court does not have subject matter jurisdiction, to the Superior Court of the State of Delaware or, if jurisdiction is vested exclusively in the Federal courts of the United States, the Federal courts of the United States sitting in the State of Delaware, and any appellate court from any such state or Federal court. Each of the parties hereby irrevocably and unconditionally agrees that all claims with respect to any such claim shall be heard and determined in such Delaware court or in such Federal court, as applicable. The parties agree that a final judgment in any such claim is conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.
Section 3.11    WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HEREBY IRREVOCABLY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING IN WHOLE OR IN PART UNDER, RELATED TO, BASED ON, OR IN CONNECTION WITH, THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 3.11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
Section 3.12    Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
Section 3.13    Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by Parent set forth herein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.
Section 3.14    Amendment. This Agreement may be amended only by means of a written amendment signed by Parent and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
Section 3.15    No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Section 3.16    Obligations Limited to Parties to Agreement. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Holders (and their transferees or assignees) and Parent shall have any obligation hereunder and that, notwithstanding that one or more of the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, as such, for any obligations of a Holder under this Agreement or for any claim based on, in respect of or by reason of such obligation or its creation.
Section 3.17    Independent Nature of Each Holder’s Obligations. The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.
Section 3.18    Termination of Registration Right. No Holder shall be entitled to exercise any right provided for in this Agreement after the fourth anniversary of the date hereof (the “Termination Date”).
Section 3.19    Further Assurances. Parent and each of the Holders shall cooperate with each other and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

EARTHSTONE ENERGY, INC.

By:	/s/ Robert J. Anderson
	Name:	Robert J. Anderson
	Title:	President and Chief Executive Officer

SEG-TRD LLC

By:	/s/ David J. Kornder
	Name:	David J. Kornder
	Title:	Director of Finance

SEG-TRD II LLC

By:	/s/ David J. Kornder
	Name:	David J. Kornder
	Title:	Director of Finance

SCHEDULE 1

EXHIBIT A
FORM OF JOINDER AGREEMENT
[DATE]
The undersigned hereby absolutely, unconditionally and irrevocably agrees to be bound by the terms and provisions of that certain Registration Rights Agreement, dated as of July 20, 2021, by and among Earthstone Energy, Inc., a Delaware corporation, SEG-TRD LLC, a Delaware limited liability company, and SEG-TRD II, LLC, a Delaware limited liability company, and the Persons identified on Schedule I thereto who become party thereto from time to time (the “Registration Rights Agreement”), and to join in the Registration Rights Agreement as a Sequel Stockholder with the same force and effect as if the undersigned were originally a party thereto.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of [DATE].

Name: